Pinnacle Sherman Multi-Strategy Core Fund

Class A Shares APSHX

Class C Shares CPSHX

Class I Shares IPSHX

Supplement dated June 6, 2019
to the Prospectus dated February 1, 2019

The following paragraph replaces the second paragraph in the section entitled “Principal Investment Strategies” on page 2 of the Fund’s Prospectus:

The Fund’s adviser uses signals that come from W.E. Sherman & Co. to determine the Fund’s equity, fixed income, and/or cash allocations. The process for each model is similar: (1) the expected market trend for equity securities over a period is examined; (2) if equities are trending upward for the applicable period based on the market indicator, the assets allocated to the applicable model are invested in equities based on the relative strength rankings of a limited number of asset classes and sectors; and (3) if equities are trending downward based on the market indicator, the assets allocated to the applicable model are primarily invested in fixed income securities or cash as dictated by the applicable model. The Fund actively trades its portfolio investments.

The following replaces the section entitled “Principal Investment Strategies” on page 5 of the Fund’s Prospectus:

The Fund seeks to meet its investment objective by investing, under normal market conditions in ETFs that may invest in all major asset classes including, but not limited to, foreign and domestic (i) equity securities of all market capitalizations, (ii) fixed income securities of any credit quality, and (iii) cash and cash equivalents. The Fund intends to generally invest in a mix of asset classes. The Fund may also make its cash investments directly. The foreign securities held by the underlying ETFs may include those in emerging markets. The Fund actively trades its portfolio investments.

The Adviser uses signals that come from W.E. Sherman & Co. to determine the Fund’s equity, fixed income, and/or cash allocations. The process for each model is similar and described in more detail below.

Simple Trend And Rank (STAR): On a daily basis the expected market trend for equities is examined using the Intermediate-Term Indicator. The Intermediate-Term Indicator is an algorithmic indicator that analyzes the closing prices of foreign and domestic equity securities to determine the trend in equity securities.

If the Intermediate-Term indicator status is showing that foreign and domestic equities are trending upward, OR if it is showing that either foreign or domestic equities is trending upward, the assets allocated to this model are invested in equities. If the Intermediate-Term indicator status is showing that foreign AND domestic equities are trending downward, the assets allocated to this model are invested in fixed income securities. This indicator may be applied on both a quarterly and/or daily basis.

Bull Calendar: On a daily basis, the expected market trend for domestic equities is examined using the Bull-Bear Indicator. The Bull-Bear Indicator is constructed from measurements of market analytics, and is intended to reveal the relationship of supply and demand for a longer-term timeframe of typically 6 months or more under normal market conditions. The Bull-Bear Indicator uses market analytics such as: up/down volume ratio (ratio of how much of an equity security’s trading volume for the day was during periods when the securities price was up versus when it was down); ratio of new 52 week highs to new 52 week lows; and advance/decline ratio (ratio all equity securities that increased in value for the day to those that decreased in value).

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If the Bull-Bear Indicator is in Bull status (domestic equities are trending upward), then assets allocated to this model are invested in equities. If the Bull-Bear Indicator is in Bear status (domestic equities are trending downward), then assets allocated to this model are invested in cash and/or cash equivalents except during periods that have historically shown a high probability of profit when invested in domestic equities based on closing price of S&P 500 over the history of the S&P 500, which are typically at the beginning and end of calendar months and shortly before holidays.

Sector Long Cash: On a daily basis, the expected market trend for domestic equities is examined using the Short-Term Indicator. The Short-Term Indicator is constructed by examining sector analytics within 36 sub-sectors of the US market, and is intended to reveal the relationship of supply and demand for a short-term timeframe of typically 6 weeks to 6 months under normal market conditions. The Short-Term Indicator examines sector analytics, which includes looking at the number of sectors experiencing an uptrend in value versus those experiencing a downtrend in value as compared to the same ratio during the prior period.

If the Short-Term Indictor is positive (domestic equities are trending upward), then assets allocated to this model are invested in equity securities. If the Short-Term Indicator is negative (domestic equities are trending downward), the assets allocated to this model are invested in cash and/or cash equivalents.

Cash Directional Indicator: As an overlay for the portfolio, the cash directional indicator may be used to adjust the equity holdings determined by each of the signals previously mentioned. This indicator is driven by the relative strength of cash as compared to the equity markets.

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, dated February 1, 2019, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-985-9830.

Please retain this Supplement for future reference.

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